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                                                                    EXHIBIT 10u


                                LETTER AMENDMENT


                                           Dated as of October 15, 1997

To Bankers Trust Company, as Trustee
   pursuant to the Pooling and Servicing
   Agreement referred to below

Ladies and Gentlemen:

     We refer to (i) the Pooling and Servicing Agreement dated as of March 31, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "Pooling and Servicing Agreement"; capitalized terms not otherwise defined in this Letter Amendment are used herein as defined in the Pooling and Servicing Agreement and the other Transaction Documents referred to therein) among the Transferor, the Servicer and you, (ii) the Receivables Purchase Agreement, dated as of March 31, 1997, among Zenith Electronics Corporation, as seller, and Zenith Finance Corporation, as purchaser, (iii) the Receivables Purchase Agreement, dated as of March 31, 1997, among Zenith Microcircuits Corporation, as seller, and Zenith Finance Corporation, as purchaser, (each such Receivables Purchase Agreement, as amended, supplemented or otherwise modified, being a "Receivables Purchase Agreement") and (iv) the other Transaction Documents.

      It is hereby agreed by you and us as follows:

     Section 4.03(a) of each Receivables Purchase Agreement is, effective as of the date of this Letter Amendment, hereby amended by deleting therein the phrase "or any other property or asset of the Seller" and substituting therefor the following phrase "or any proceeds thereof".

     This Letter Amendment shall become effective as of the date first above written when, and only when the Program Agent shall have received a counterpart hereof executed by you, the undersigned, a Majority in Interest of the Series 1997-1 Holders and a Majority of Series 1997-1 Certificate Interests or, as to any of the Series 1997-1 Holders and any of the Holders of Series 1997-1 Certificate Interests, advice satisfactory to the Program Agent that such Series 1997-1 Holder or Holder of Series 1997-1 Certificate Interests has executed this Letter Amendment, together with a- counterpart of the Consent attached hereto executed by the Parent. This Letter Amendment is subject to the provisions of Section 7.06 of each Receivables Purchase Agreement and
Section 5.04 of the Series 1997-1 Certificate Purchase Agreement.

     On and after the effectiveness of this Letter Amendment, each reference in each Receivables Purchase Agreement to "this Agreement", "hereunder", 'hereof" or words of like import referring to each such Receivables Purchase Agreement, respectively, and each reference in each of the other Transaction Documents to "the Receivables Purchase Agreement", "thereunder", "thereof" or words of like import referring to either Receivables Purchase Agreement, shall mean and be a reference to either such Receivables Purchase Agreement, respectively, as amended by this Letter Amendment.

     The Transaction Documents, except to the extent specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Beneficiary, including the Program




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Agent, under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing a counterpart hereof. Please return (i) at least one counterpart of this Letter Amendment by fax to Liam Toohey at Shearman & Sterling, fax no. (212) 8487179 and (ii) at least three original counterparts of this Letter Amendment to Liam Toohey at Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

     By their execution of this Letter Amendment, the Majority in Interest of the Series 1997-1 Holders hereby instructs and directs the Trustee to execute and deliver this Letter Amendment.

     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,


                                    ZENITH FINANCE CORPORATION,
                                    as Purchaser


                                    By:
                                    Name:
                                    Title:


                                    ZENITH ELECTRONICS CORPORATION,
                                    as Seller and Originator


                                    By:
                                    Name:
                                    Title:


                                    ZENITH MICROCIRCUITS CORPORATION,
                                    as Seller and Originator


                                    By:
                                    Name:
                                    Title:




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Acknowledged and agreed as of
the date first above written:


BANKERS TRUST COMPANY,
not in its individual capacity, but solely as Trustee


By:
    Name:
    Title:

CORPORATE RECEIVABLES CORPORATION,
as Purchaser

   By:  CITICORP NORTH AMERICA, INC.,
         as Attorney-in-Fact


By:
Name:
Title:


CITIBANK, N.A.
as Liquidity Provider


By:
Name:
Title:


WESTDEUTSCHE LANDESBANK
GIROZENTRALE, New York Branch,
as Liquidity Provider


By:
Name:
Title:

By:
Name:
Title.



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THE BANK OF NEW YORK COMMERCIAL
CORPORATION, as Liquidity Provider


By:
Name:
Title:



RAIFFEISEN ZENTRALBANK OSTERREICH
AKTIENGESELLSCHAFT, as Liquidity Provider


By:
Name:
Title:


INDUSTRIAL BANK OF JAPAN, LIMITED,
CHICAGO BRANCH, as Liquidity Provider


By:
Name:
Title:


BANK OF IRELAND, as Liquidity
Provider


By:
Name:
Title:










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                                    CONSENT







Dated as of October 15, 1997



     The undersigned, LG Electronics Inc., a corporation organized under the laws of the Republic of Korea, party to the Parent Undertaking Agreement dated March 31, 1997 (as amended, supplemented or otherwise modified through the date hereof, the "Parent Undertaking Agreement') in favor of Bankers Trust Company, as trustee on behalf of the Investor Certificateholders parties to the Transaction Documents referred to in the foregoing Letter Amendment, hereby consents to such Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment, the Parent Undertaking Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                    LG ELECTRONICS INC.


                                    By
                                    Name:
                                    Title:













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